UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

FINDEX.COM, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration No.:

3)	Filing Party:

4)	Date Filed:

FINDEX.COM, INC.
18151 LAFAYETTE AVENUE
ELKHORN, NE 68022

December __, 2012

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

The Information Statement enclosed herewith is being furnished to holders of shares of common stock, par value $.001 per share (the “Common Stock”), of Findex.com, Inc. (the “Company,” “we” or “us”).  The purpose of the Information Statement is to notify our stockholders that, on December 13, 2012 (the “Record Date”), we obtained the prior approval, by way of written consent in lieu of a meeting, from certain of our principal stockholders holding 48,099,043 shares of Common Stock, representing 55% of our total issued and outstanding Common Stock authorizing a resolution as to the following:

▪	Adoption of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 120,000,000 to 800,000,000.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider the matter described herein.  Our Board of Directors is not soliciting your proxy in connection with the adoption of this resolution and proxies are not being requested from our stockholders. The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of, or persons otherwise able to direct the vote of, a majority of the outstanding shares of our Common Stock.  The resolution will not become effective before the date which is 20 days after the Information Statement was first mailed to our stockholders.  You are urged to read the Information Statement in its entirety for a description of the action taken by our majority stockholders.

The Information Statement is being mailed on or about December __, 2012 to our stockholders of record on the Record Date.

Thank you for your continued support.

Sincerely,

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer

FINDEX.COM, INC.
18151 LAFAYETTE AVENUE
ELKHORN, NE 68022

SCHEDULE 14(C) INFORMATION STATEMENT
(PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
 AND RULE 14C-2 THEREUNDER)

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or otherwise furnished to you by the board of directors (the “Board of Directors”) of Findex.com, Inc. (the “Company” “we” or “us”) to inform you that the Company has obtained the prior approval, by way of written consent in lieu of a meeting, of certain of our principal stockholders holding 48,099,043 shares of our common stock, par value $.001 per share (the “Common Stock”), as of December 13, 2012 (the “Record Date”), representing 55% of our then total issued and outstanding Common Stock authorizing a resolution as to the following:

▪	Adoption of amendments to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 120,000,000 to 800,000,000.

Our Board of Directors approved the foregoing action by unanimous written consent on December 6, 2012 and recommended that such resolution be submitted as required under Article VIII of our Articles of Incorporation for stockholder approval.

Accordingly, all necessary corporate approvals in connection with such action has been duly obtained and this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.  No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes (the “Nevada Statutes”) are afforded to our stockholders as a result of the adoption of this resolution.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

All holders of our Common Stock as of the close of business on the Record Date are entitled to notice and receipt of this Information Statement.  The corporate action associated with the foregoing resolution will not become effective before the day which is 20 calendar days after the mailing of this Information Statement to such record stockholders.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about December __, 2012.

The Company will pay all expenses in connection with the preparing, printing and mailing of this Information Statement.

GENERAL INFORMATION

WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

Stockholders are not being asked to approve anything.  To the extent required, stockholder approval of the action discussed herein has already been obtained.  This Information Statement is being provided to you only for purposes of informing you of what has already been approved.

WHAT ACTION HAS ALREADY BEEN APPROVED?

The only action to which this Information Statement relates is the only action which has already been approved.  Specifically, this action is the adoption of amendments to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 120,000,000 to 800,000,000.

HOW CAN STOCKHOLDER APPROVAL ALREADY HAVE BEEN OBTAINED IF STOCKHOLDERS WERE NOT YET INVITED TO VOTE AND NO STOCKHOLDERS’ MEETING HAS BEED HELD?

Section 78.320 of the Nevada Statutes provides that, unless prohibited under a company’s articles of incorporation or bylaws, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a written consent thereto is obtained by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  In accordance with Article VIII of our Articles of Incorporation, any action to be taken by way of written consent of our stockholders, however, requires that it first be approved by our Board of Directors.

In accordance with the Nevada Statutes and our Articles of Incorporation and Bylaws, the corporate action discussed herein requires the affirmative vote of the holders of a majority of our voting power.  Each share of our Common Stock entitles the holder to one vote on all matters submitted to the stockholders. We currently have no class of voting stock outstanding other than the Common Stock, and neither our Articles of Incorporation or our Bylaws prohibit stockholder action by way of written consent.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action described herein as early as possible in order to accomplish the purposes as hereafter described, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the Company's voting stock, which voting stock is comprised solely of the Common Stock.  As of December 13, 2012 (the “Record Date”), there were 87,832,660 shares of our Common Stock outstanding and no shares of preferred stock outstanding.  Also as of December 14, 2012, the written consent of certain of our principal stockholders holding 48,099,043 shares of our Common Stock, representing 55% of our then total issued and outstanding Common Stock, to the above action has been obtained.  Our Board of Directors approved the foregoing action by unanimous written consent (in accordance with Section 78.315 of the Nevada Statutes) on December 6, 2012 and recommended that such resolutions be submitted as required under Article VIII of our Articles of Incorporation for stockholder approval.

As a result of the foregoing, no stockholder vote or meeting is required to approve the action and no proxies will be solicited.

ARE STOCKHOLDER’S ENTITLED TO DISSENTER’S RIGHTS IN CONNECTION WITH THIS ACTION?

No.  The Nevada Statutes do not provide for dissenter’s rights in connection with the action taken.

IS THE COMPANY DISTRIBUTING THIS INFORMATION STATEMENT VOLUNTARILY?

No.  Although the Nevada Statutes do not require that notice of action taken by way of written consent of stockholders be provided to non-consenting stockholders, federal securities laws impose very specific requirements for reporting companies.  Pursuant to Rule 14c-2 promulgated under the Exchange Act, any stockholder approval of a reporting company which is obtained by written consent cannot take effect until 20 days after an Information Statement conforming to the requirements of Schedule 14C is mailed to stockholders.

INFORMATION RELATING TO SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 14, 2012, the beneficial ownership of the Company’s Common Stock by (i) the only persons who own of record or are known to own, beneficially, more than 5% of the Company’s Common Stock; (ii) each director and executive officer of the Company; and (iii) all directors and officers as a group.  Unless otherwise indicated, each such person is believed to have the sole voting and investment power with respect to the shares owned.  The address of each person listed is in care of FindEx.com, Inc., 18151 Lafayette Ave., Elkhorn, NE  68022.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock (1)
William Bush	5,127,215	5.83%
John Kuehne	17,300,800	19.70%
Gordon Landies	18,100,000	20.60%
Steven Malone	7,571,028	8.62%
All officers and directors as a Group (4 persons)	48,099,043	54.75%

1)	Based upon 87,832,660 shares of our Common Stock having been issued and outstanding as of December 14, 2012.

INFORMATION RELATING TO THE ACTION TAKEN BY OUR BOARD OF DIRECTORS
AND THE CONSENTING STOCKHOLDERS INVOLVING THE ADOPTION OF AN AMENDMENT TO
OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED
SHARES OF COMMON STOCK FROM 120,000,000 TO 800,000,000.

WHAT IS MEANT BY “AUTHORIZED SHARES”?

“Authorized Shares” are those shares of Findex capital stock that the Company has been granted authority to issue pursuant to its articles of incorporation, the total amount of which is specifically set forth therein.  Authorized shares include both issued and outstanding shares as well as unissued shares and treasury shares.

HOW MANY SHARES DOES THE COMPANY CURRENTLY HAVE AUTHORIZED?

Pursuant to Article V of our Articles of Incorporation, as restated and amended to date, we are currently authorized to issue up to a total of 125,000,000 shares of capital stock, 120,000,000 of which are shares of Common Stock, and 5,000,000 of which are serial preferred stock, the rights, preferences and privileges of which may be set by our Board of Directors from time to time.

HOW MANY ADDITIONAL SHARES HAVE BEEN AUTHORIZED BY THE CONSENTING SHAREHOLDERS?

680,000,000 shares of Common Stock.  Upon effectiveness of the amendment to our Articles of Incorporation, we will be authorized to issue up to a total of 800,000,000 shares of Common Stock, as opposed to the current 120,000,000 shares.  No additional shares of preferred stock have been authorized.

WHY IS THERE A NEED FOR ADDITIONAL AUTHORIZED SHARES OF COMMON STOCK?

Of the 120,000,000 shares of Common Stock currently authorized, as of the Record Date (December 13, 2012), 87,832,660 shares of Common Stock were issued and outstanding.  As a result, approximately 32,167,340 shares of Common Stock remain available for future issuance prior to the taking of this corporate action, subject to certain compensation-based share issuances previously committed to by the Company but, in accordance with such commitments, not yet fulfilled.

It is anticipated, however, that we may need additional shares of Common Stock the precise number of which cannot be specifically known at this time in order to pursue (i) possible future acquisitions or other business combinations, and/or (ii) possible future equity, convertible debt, or equity-linked financings.  Accordingly, we believe that an increase in the number of authorized shares of our Common Stock is prudent in order to assure that a sufficient number of shares of our Common Stock are available for issuance in the future if our Board of Directors deems any such issuance or issuances to be in our stockholders’ best interests. A total of an additional 680,000,000 shares of Common Stock has been determined by our Board of Directors to be a reasonably conservative estimate of what might be required by the Company in this regard for the foreseeable future.

WHAT WILL BE THE EFFECT OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

Upon the effectiveness of the amendment, the number of authorized shares of our Common Stock that are not issued or outstanding would increase.  As of the Record Date, we had 120,000,000 shares of authorized Common Stock and 87,832,660 shares of Common Stock issued and outstanding on a fully diluted  basis (meaning it includes all shares into which any outstanding convertible securities may be converted as well as all shares underlying unexercised options and warrants).

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders.  However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required under the Nevada Statutes or pursuant to our Articles of Incorporation.  To the extent that additional authorized shares are issued in the future, they may decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be economically dilutive to the shareholdings of existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders.  Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Our Board of Directors is not currently aware of any attempt to take over or acquire the Company.  While it may be deemed to have potential anti-takeover effects, the amendment to our Articles of Incorporation is not prompted by any specific effort or takeover threat currently perceived by management.

HOW WILL THIS CHANGE AFFECT OUR ARTICLES OF INCORPORATION?

The amendment will result in a change in Article V of our Articles of Incorporation so that it reads in pertinent part as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 805,000,000 of which 800,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

The text of the form of amendment to our Articles of Incorporation that will be filed with the Nevada Secretary of State to effect this action is set forth in Appendix A, subject, however, to such changes as may be required by the office of the Nevada Secretary of State, or as our Board of Directors deems necessary and advisable, to effect this action.

WHY DO STOCKHOLDERS NEED TO APPROVE AN INCREASE IN OUR AUTHORIZED COMMON STOCK?

Our capitalization is set forth in Article V of our Articles of Incorporation.  Section 78.390 of the Nevada Statutes provides that every amendment to a company’s articles of incorporation shall first be adopted by the resolution of the board of directors and then be subject to the approval of stockholders entitled to vote on any such amendment.  Pursuant to that Section, as well as Article XVIII of our Articles of Incorporation, our Articles of Incorporation may only be amended upon the affirmative vote of at least a majority of the voting power of stockholders entitled to vote.  While, pursuant to Article XVIII of our Articles of Incorporation, some of the provisions contained in our Articles of Incorporation require a 75% supermajority to amend, Article V is not one of those provisions.

WHAT IS THE REQUIRED VOTE FOR THIS ACTION?

This corporate action has already been approved by the holders of a majority of the voting power of our outstanding Common Stock pursuant to written consent.  No further vote is required or will be taken.

WHEN WILL THE AMENDMENT BECOME EFFECTIVE?

Under applicable federal securities laws, the corporate action discussed herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company's stockholders. The amendment to our Articles of Incorporation will become effective upon filing with the Nevada Secretary of State. It is anticipated that the foregoing will take place approximately 20 calendar days after this Information Statement is mailed to the Company’s stockholders.

NO ADDITIONAL MATTERS

Except as set forth above, as of the date of this Information Statement, the Board of Directors knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

Only one Information Statement is being delivered to multiple security holders sharing an address.  If you are a security holder at a shared address to which a single copy of this Information Statement was delivered, and you desire to obtain a separate copy of the documents delivered, please contact Chief Executive Officer, Steven Malone, at the Company.

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 1000 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) System may be obtained free of charge.

By Order of the Board of Directors

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer
December 14, 2012

APPENDIX A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.  Name of corporation: Findex.com, Inc.

2.   The articles have been amended as follows (provide article numbers, if available):

ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 805,000,000 of which 800,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.*

4.  Effective date of filing (optional): Upon Filing.

5.   Officer Signature (required):
/s/ Steven Malone
Steven Malone
President & Chief Executive Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

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APPENDIX B

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
FINDEX.COM, INC.

The undersigned, constituting all of members of the Board of Directors of Findex.com, Inc., a Nevada corporation (the “Corporation”), without the formality of convening a meeting, do hereby take the following action and, pursuant to Section 78.315(2) of the State of Nevada Revised Statutes, do hereby adopt the following resolutions by written consent in lieu of a meeting as of this 6th day of December, 2012.

WHEREAS, for purposes of being able to effectuate one or more potential acquisitions or other business combinations in the foreseeable future, the Corporation’s Board of Directors has determined it to be necessary and advisable that it amend the Corporation’s Articles of Incorporation such that an increase is made in the number of shares of Corporation common stock, par value $.001 per share, that it shall be authorized to issue from one hundred and twenty million (120,000,000) to eight hundred million (800,000,000), such amendment to be in the form annexed hereto as Exhibit A and made a part hereof (the “Proposed Amendment”);

WHEREAS, pursuant to the Nevada Revised Statutes and the Corporation’s Articles of Incorporation, approval of the Corporation’s stockholders is required for any amendment to the Corporation’s Articles of Incorporation;

NOW, THEREFORE, BE IT RESOLVED, that the officers of the Corporation hereby authorize and approve the Proposed Amendment, in the form annexed hereto as Exhibit A with such changes and additions, if any, as the officers of the Corporation, in consultation with corporate legal counsel, shall deem appropriate and advisable; and

RESOLVED FURTHER, that the Corporation, through the Board of Directors, shall recommend to the stockholders of the Corporation at the appropriate time that, upon due presentment, they formally authorize and approve the Proposed Amendment;

RESOLVED FURTHER, that, upon the obtaining of the requisite consent of the stockholders of the Corporation to the Proposed Amendment, an information statement prepared in accordance with Regulation 14C under the U.S. Securities & Exchange Act of 1934, as amended (“Regulation 14C”) be filed with the U.S. Securities and Exchange Commission (the “SEC”) and distributed thereafter to non-consenting stockholders in accordance with Regulation 14C (the “14C Information Statement);

RESOLVED FURTHER, that the Corporation set a record date of December 13, 2012 for the purpose of determining stockholders who will be entitled to notice of and to vote on the Proposed Amendment;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed to perform any and all such acts as such officers shall deem necessary or advisable to carry out the purposes and intent of the foregoing resolutions and the Proposed Amendment, including without limitation the execution and filing with the SEC of the 14C Information Statement;

RESOLVED FURTHER, that any actions taken by the officers of the Corporation prior to the date of this Unanimous Written Consent of the Board of Directors in relation to the Proposed Amendment and/or the 14C Information Statement shall be deemed to have been within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Corporation; and

RESOLVED FURTHER, that this Unanimous Written Consent of the Board of Directors be filed in the minute books of the Corporation and become part of the permanent record of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of the Board of Directors as of the date first written above.

/s/ William Bush
William Bush

/s/ John A. Kuehne
John A. Kuehne

/s/ Gordon A. Landies
Gordon A. Landies

/s/ Steven Malone
Steven Malone

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Exhibit A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.  Name of corporation: Findex.com, Inc.

2.   The articles have been amended as follows (provide article numbers, if available):

ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 805,000,000 of which 800,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.*

4.  Effective date of filing (optional): Upon Filing.

5.   Officer Signature (required):
/s/ Steven Malone
Steven Malone
President & Chief Executive Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

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APPENDIX C

WRITTEN CONSENT OF THE HOLDERS
OF A MAJORITY OF THE COMMON SHARES
OF
FINDEX.COM, INC.

The undersigned stockholders of Findex.com, Inc., a Nevada Corporation (the “Corporation”), constituting a majority of the voting power entitled to vote on the matters set forth herein (the “Consenting Stockholders”), do hereby take the following action and, pursuant to Section 78.320 of the Nevada Revised Statutes, without the formality of calling and convening a meeting, do hereby consent to and adopt the following resolutions by written consent in lieu of a meeting as of this 14th day of December, 2012

WHEREAS, the Consenting Stockholders have determined that it would be in the best interests of the Corporation to amend the Corporation’s Articles of Incorporation so as to effect an increase in the number of authorized shares of common stock from 120,000,000 to 800,000,000, such amendment to be in the form annexed hereto as Exhibit A and made a part hereof (the “Proposed Amendment”);

NOW, THEREFORE, BE IT RESOLVED, that the Consenting Stockholders of this Corporation hereby consent to the Proposed Amendment, in the form annexed hereto as Exhibit A with such changes and additions, if any, as the officers of the Corporation, in consultation with corporate legal counsel, shall deem appropriate and advisable;

RESOLVED FURTHER, that any actions taken by the members of the Board of Directors of the Corporation prior to the date of this written consent in relation to the foregoing resolutions shall be deemed to have been within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

RESOLVED FURTHER, that this written consent of the holders of a majority of the shares of common stock of the Corporation may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the undersigned Consenting Stockholders have executed this written consent as of the date first written above.

Name of Consenting Stockholder	Number of Common Shares Owned of Record	Percentage of Outstanding Common Stock Represented by Shares Owned of Record	Signature of Consenting Stockholder
William Bush	5,127,215	5.83%	/s/ William Bush
John A. Kuehne	17,300,800	19.70%	/s/ John A. Kuehne
Gordon A. Landies	18,100,000	20.60%	/s/ Gordon A. Landies
Steven Malone	7,571,028	8.62%	/s/ Steven Malone
Total	48,099,043	54.75%

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Exhibit A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.  Name of corporation: Findex.com, Inc.

2.   The articles have been amended as follows (provide article numbers, if available):

ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 805,000,000 of which 800,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.*

4.  Effective date of filing (optional): Upon Filing.

5.   Officer Signature (required):
/s/ Steven Malone
Steven Malone
President & Chief Executive Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

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